SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

August 5, 2015 (August 3, 2015)

Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, 165 Broadway
New York, New York 10006
(Address of principal executive offices)

(212) 588-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communication pursuant to Rule 425 under the Securities Act (17. CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17. CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17. CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17. CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Investment Technology Group, Inc., dated August 4, 2015 (the “Original Form 8-K”).  The sole purpose of this Form 8-K/A is to replace the “Item 8.01 — Other Events” heading of the Original Form 8-K with the heading, “Item 2.02 — Results of Operations and Financial Condition”. This Form 8-K/A amends and restates in its entirety Item 8.01 (now 2.02) of the Original Form 8-K.  No other changes are made to the Original Form 8-K.  The reference to Exhibit 99.1 in this Form 8-K/A is a reference to the Exhibit 99.1 furnished with the Original Form 8-K.

Item 2.02 — Results of Operations and Financial Condition

On August 3, 2015 Investment Technology Group, Inc. issued a press release announcing financial results for the quarter ended June 30, 2015.  A copy of this press release is incorporated by reference to Exhibit 99.1 furnished with the Original Form 8-K.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)

Date:	August 5, 2015	By:	/s/ Steven R. Vigliotti
Steven R. Vigliotti
Chief Financial Officer and
Duly Authorized Signatory of Registrant